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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21724

AGIC International & Premium Strategy Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	February 29, 2012

Date of reporting period:	August 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1: REPORT TO SHAREHOLDERS

August 31, 2011

AGIC International & Premium Strategy Fund

Contents

Letter to Shareholders	2

Fund Insights/Fund Performance & Statistics	4-5

Schedule of Investments	6–11

Statement of Assets and Liabilities	12

Statement of Operations	13

Statement of Changes in Net Assets	14

Notes to Financial Statements	15–20

Financial Highlights	21

Annual Shareholder Meeting Results/Changes to the Board of Trustees/Proxy Voting Policies & Procedures	22

Matter Relating to the Trustees’ Considerations of the Investment Management and Portfolio Management Agreements	23-25

8.31.11 | AGIC International & Premium Strategy Fund Semi-Annual Report 1

Dear Shareholder:

Global stock markets experienced extraordinary volatility during the six-month period ended August 31, 2011. After reaching post-recession peaks earlier in the year, major indices fell, dragged down by a variety of economic and geopolitical worries.

Hans W. Kertess

Chairman

Brian S. Shlissel

President & CEO

Six Months in Review through August 31, 2011

For the six-month period ended August 31, 2011, AGIC International & Premium Strategy Fund declined 10.81% on net asset value (“NAV”) and 13.23% on market price. The MSCI Europe Australasia and Far East Index (“EAFE”) declined 11.12% in U.S. dollar terms. The unmanaged MSCI EAFE Index is generally representative of stocks in developed countries outside the U.S. The Standard & Poors 500 Index, an unmanaged index that is generally representative of the U.S. stock market, declined 7.23% and the Barclays Capital Credit Investment Grade Index increased 5.30% during the six-month reporting period.

The largest issue during the period was a familiar one: the ongoing sovereign debt crisis in Europe. While the threat of default looms over one nation in particular — Greece, several others, including Italy, are also struggling to contain debt woes. These nations are under pressure by international lenders to reduce spending and raise revenues, a combination that may suppress future economic activity. Moreover, the European Central Bank, worried about inflation, raised interest rates during the period, which could further dampen economic growth.

By sheer virtue of its size and market clout, Europe’s worries are the world’s worries. Although not a member of the “Eurozone,” Britain, which comprises the largest portion of the Fund’s holdings, has its economy is closely tied to it. British stocks tumbled as Europe struggled.

But not all of the problems during the reporting period were man-made. Japan, which comprises the second-largest portion of the Fund’s holdings, was hurt by an earthquake, tsunami and meltdown of a nuclear plant. The resulting economic slowdown in Japan, a crucial link in the global supply chain for a multitude of goods, was quickly felt around the world.

2	AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.11

Positioned To Face Today’s Challenges

In addition to Europe’s deep-rooted sovereign debt problem, which is unlikely to be resolved any time soon, there are other reasons to be cautious. China, which for many nations is a more important trading partner than the United States, has raised interest rates several times in order to ward off inflation. Other big, emerging markets are also showing signs of cooling off, namely India and Brazil. This is less than welcome news for Europe and the United States, which have been hoping to mitigate their own economic troubles by boosting exports.

In the short-term, we believe a ratcheting back of market expectations is prudent. Over the long-run, however, there are reasons to be optimistic. Hundreds of millions of people around the world are moving into the middle class. This will create the demand for more goods and services from developed nations, auguring well for companies in a wide variety of industries — and for those who invest in them.

For specific information on the Fund and its performance, please refer to the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Allianz Global Investors Capital LLC, the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

8.31.11 | AGIC International & Premium Strategy Fund Semi-Annual Report 3

AGIC International & Premium Strategy Fund Fund Insights

August 31, 2011 (unaudited)

Performance Overview

For the six-months ended August 31, 2011, the Fund declined 10.81% on net asset value (“NAV”) and declined 13.23% on market price.

Market Environment

Stocks retreated during the reporting period, as Europe’s debt crisis intensified and an agreement to lift Washington’s borrowing limit failed to stave off a U.S. credit downgrade by Standard & Poors. Oil and copper prices retrenched, as investors lowered expectations on the pace of global growth. Pounded by fears of looming recessions in the U.S. and Europe, Asian equities posted losses. Performance in Japan was volatile as the country continued to adjust following the earthquake and tsunami in early March. Debt fears crept deeper into the heart of Europe amid speculation France’s AAA credit rating was in question. Stress fractures spread from France across Europe’s banking sector, as an upwelling of institutions sought emergency short-term European Central Bank (“ECB”) financing. French banks are heavily exposed to Greek debt, and the French economy failed to grow during recent quarters. Regulators in France, Italy, Belgium and Spain banned short selling of bank shares in hopes of breaking the rout. With the crisis morphing into panic, the ECB re-launched its emergency sovereign debt purchase program. Questions remain for Italy, Spain, and Portugal as sovereign concerns continue to provide an overhang for the region. With the exception of Singapore and New Zealand, each country in the MSCI EAFE Index posted negative returns for the six month reporting period.

Fund Commentary

Financials were the top performer for the six month period, as the combination of a relative underweight and positive stock selection contributed to results. Security selection in materials and consumer staples were also beneficial to performance. Conversely, the health care sector reduced relative performance for the period due to stock selection and a modest underweight position. Stockpicking in the consumer discretionary sector also lagged. From a country standpoint, the United Kingdom added significantly to results, led by a combination of a portfolio and bottom-up stock selection. Stock selection in Italy helped boost results as did a relative underweighting in Japan. Offsetting selections came from Australia, due to a relative underweighting and stock selection. France and Germany also lagged, primarily due to stockpicking.

Outlook

The euro zone debt crisis remains a prime threat to the global recovery, with political disunity and Spanish and Italian bond yields again on the rise. Market volatility could remain high as governments across Europe vote on whether to support an agreement to expand the region’s rescue fund and finance a second Greek bailout. Central bankers are recalibrating policy in the face of sinking growth estimates. If conditions worsen, both the Bank of England and the ECB may engage in further easing and/or liquidity backstops. The recent drop in energy prices should offer some respite, but longer-term inflation risks remain elevated. From an equity perspective, stock valuations are significantly below long-term norms. The MSCI EAFE Index is trading at a sizeable discount to its ten-year average price-to-earnings. Within this environment, we continue to prefer cash-flow generating companies exhibiting sustainable growth characteristics. Heading into September 2011, the Fund maintained a significant overweighting relative to the benchmark in the telecommunication services and industrials sectors, while holding underweight positions in financials, consumer discretionary, and information technology. The portfolio also was also overweight in the United Kingdom and Norway, with underweight positions in Japan and France. Stock selection is based on a quantitative investment model which focuses on positive change at the company level.

4	AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.11

AGIC International & Premium Strategy Fund
Fund Performance & Statistics

August 31, 2011 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	-13.23	-10.81
1 Year	-0.47%	7.64%
5 Year	-0.52%	-1.89%
Commencement of Operations (4/29/05) to 8/31/11	2.27%	2.91%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (4/29/05) to 8/31/11	Market Price	$11.97
	NAV	$12.30
	Discount to NAV	(2.68)%
	Market Price Yield(2)	6.18%
	Allocation of Investments by Country (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current quarterly per share dividend (comprised of net investment income and gains from options premiums and the sale of portfolio securities, if any) payable to shareholders by the market price per share at August 31, 2011.

8.31.11 | AGIC International & Premium Strategy Fund Semi-Annual Report 5

AGIC International & Premium Strategy Fund Schedule of Investments

August 31, 2011 (unaudited)

Shares (000s)		Value
COMMON STOCK – 98.3%

Australia – 6.8%
Biotechnology – 3.0%
123,948	CSL Ltd.	$3,737,103
Commercial Services & Supplies – 0.6%
189,217	Downer EDI Ltd. (c)	696,138
Metals & Mining – 3.2%
55,687	BHP Billiton Ltd.	2,369,244
18,601	Newcrest Mining Ltd.	800,366
9,801	Rio Tinto Ltd.	766,500
		3,936,110
Belgium – 0.9%
Chemicals – 0.7%
25,259	Tessenderlo Chemie NV	824,175
Oil, Gas & Consumable Fuels – 0.2%
27,391	Euronav NV	252,550
China – 0.2%
Personal Products – 0.2%
465,000	Real Nutriceutical Group Ltd.	197,743
Denmark – 0.6%
Construction & Engineering – 0.5%
9,950	FLSmidth & Co. A/S	606,955
Electrical Equipment – 0.1%
4,800	Vestas Wind Systems A/S (c)	100,600
Finland – 1.3%
Auto Components – 0.4%
13,200	Nokian Renkaat Oyj	489,503
Communications Equipment – 0.9%
178,126	Nokia Oyj	1,145,754
France – 6.2%
Automobiles – 0.4%
14,943	Peugeot S.A.	456,723
Commercial Banks – 1.2%
27,495	BNP Paribas S.A.	1,414,245
Diversified Telecommunication Services – 2.3%
118,394	France Telecom S.A. (b)	2,261,972
21,394	Vivendi S.A.	520,180
		2,782,152
Electric Utilities – 0.2%
9,219	Electricite de France S.A.	281,497
Electrical Equipment – 0.7%
19,616	Alstom S.A.	905,418
Oil, Gas & Consumable Fuels – 1.4%
36,497	Total S.A. (b)	1,782,348

6	AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.11

AGIC International & Premium Strategy Fund Schedule of Investments

August 31, 2011 (unaudited) (continued)

Shares (000s)		Value
Germany – 5.9%
Automobiles – 0.9%
21,187	Daimler AG	$1,144,522
Chemicals – 2.0%
34,176	K&S AG	2,398,464
Diversified Financial Services – 0.7%
15,459	Deutsche Boerse AG	918,053
Electric Utilities – 0.7%
38,991	E.ON AG	851,496
Multi-Utilities – 0.5%
16,213	RWE AG	608,088
Pharmaceuticals – 0.9%
17,065	Bayer AG	1,097,429
Semiconductors & Semiconductor Equipment – 0.2%
11,500	Aixtron SE	258,459
Greece – 0.1%
Commercial Banks – 0.1%
29,019	National Bank of Greece S.A. (c)	128,206
Hong Kong – 3.3%
Airlines – 0.7%
425,000	Cathay Pacific Airways Ltd.	861,719
Diversified Financial Services – 0.6%
734,000	First Pacific Co., Ltd.	702,882
Real Estate Management & Development – 2.0%
180,000	Hang Lung Group Ltd.	1,051,510
159,500	Kerry Properties Ltd.	689,695
586,000	New World Development Ltd.	746,224
		2,487,429
Ireland – 0.0%
Insurance – 0.0%
48,618	Irish Life & Permanent Group Holdings PLC (c)	2,082
Italy – 2.2%
Electric Utilities – 1.1%
271,908	Enel SpA	1,326,195
Oil, Gas & Consumable Fuels – 1.1%
66,956	Eni SpA	1,346,235
Japan – 17.3%
Auto Components – 0.4%
29,200	Tokai Rika Co., Ltd.	506,056
Automobiles – 1.4%
48,300	Toyota Motor Corp.	1,740,023
Beverages – 0.4%
34,000	Kirin Holdings Co., Ltd.	453,582
Building Products – 0.8%
29,500	Daikin Industries Ltd.	932,355

8.31.11 | AGIC International & Premium Strategy Fund Semi-Annual Report 7

AGIC International & Premium Strategy Fund Schedule of Investments

August 31, 2011 (unaudited) (continued)

Shares (000s)		Value
Commercial Banks – 0.3%
81,900	Resona Holdings, Inc.	$372,754
Construction & Engineering – 0.4%
64,000	Kinden Corp.	547,022
Consumer Finance – 0.3%
46,500	Promise Co., Ltd. (c)	332,919
Diversified Telecommunication Services – 1.8%
48,700	Nippon Telegraph & Telephone Corp.	2,280,173
Electronic Equipment, Instruments & Components – 0.2%
27,300	Mitsumi Electric Co., Ltd.	215,532
Leisure Equipment & Products – 1.9%
23,000	Nikon Corp.	505,827
36,200	Sankyo Co., Ltd.	1,858,513
		2,364,340
Machinery – 2.0%
301,000	Hino Motors Ltd.	1,748,572
36,500	Shima Seiki Manufacturing Ltd.	711,149
		2,459,721
Marine – 1.9%
133,000	Kawasaki Kisen Kaisha Ltd.	343,584
147,000	Mitsui OSK Lines Ltd.	622,406
450,000	Nippon Yusen KK	1,367,677
		2,333,667
Multiline Retail – 0.3%
88,500	Daiei, Inc. (c)	330,285
Pharmaceuticals – 0.7%
11,200	Astellas Pharma, Inc.	423,261
19,700	Daiichi Sankyo Co., Ltd.	393,989
		817,250
Road & Rail – 0.4%
8,600	East Japan Railway Co.	516,492
Software – 0.2%
1,300	Nintendo Co., Ltd.	229,198
Tobacco – 0.3%
81	Japan Tobacco, Inc.	350,099
Trading Companies & Distributors – 2.5%
545,900	Sojitz Corp.	1,027,934
153,300	Sumitomo Corp. (b)	2,009,257
		3,037,191
Wireless Telecommunication Services – 1.1%
119	KDDI Corp.	892,736
282	NTT DoCoMo, Inc.	514,073
		1,406,809
Norway – 5.1%
Chemicals – 2.8%
63,200	Yara International ASA	3,477,148

8	AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.11

AGIC International & Premium Strategy Fund Schedule of Investments

August 31, 2011 (unaudited) (continued)

Shares (000s)		Value
Commercial Banks – 2.3%
232,600	DnB NOR ASA	$2,809,504
Singapore – 0.7%
Airlines – 0.7%
99,000	Singapore Airlines Ltd.	907,101
Spain – 7.4%
Commercial Banks – 2.0%
260,361	Banco Santander S.A.	2,405,660
Construction & Engineering – 0.2%
5,517	ACS Actividades de Construcciones y Servicios S.A.	226,012
Diversified Telecommunication Services – 3.6%
216,087	Telefonica S.A. (b)	4,492,480
Electric Utilities – 1.0%
162,409	Iberdrola S.A.	1,194,571
Insurance – 0.6%
226,669	Mapfre S.A.	775,785
Sweden – 1.5%
Commercial Banks – 0.7%
95,400	Nordea Bank AB	879,014
Personal Products – 0.8%
20,850	Oriflame Cosmetics S.A. SDR	940,516
Switzerland – 8.3%
Chemicals – 1.0%
3,892	Syngenta AG (c)	1,232,044
Electrical Equipment – 1.8%
101,818	ABB Ltd. (c)	2,171,498
Food Products – 0.4%
8,413	Nestle S.A.	520,551
Insurance – 2.7%
14,565	Zurich Financial Services AG (c)	3,281,380
Pharmaceuticals – 1.8%
12,695	Roche Holdings AG	2,219,899
Textiles, Apparel & Luxury Goods – 0.6%
1,640	Swatch Group AG	746,117
United Kingdom – 30.5%
Aerospace & Defense – 0.2%
56,269	BAE Systems PLC	251,084
Beverages – 2.1%
130,071	Diageo PLC	2,613,539
Capital Markets – 0.3%
53,500	ICAP PLC	412,904
Commercial Banks – 1.9%
98,123	Barclays PLC	271,114
133,443	Royal Bank of Scotland Group PLC (b)(c)	52,455
88,325	Standard Chartered PLC	2,006,533
		2,330,102

8.31.11 | AGIC International & Premium Strategy Fund Semi-Annual Report 9

AGIC International & Premium Strategy Fund Schedule of Investments

August 31, 2011 (unaudited) (continued)

Shares (000s)		Value
Food & Staples Retailing – 1.8%
462,495	WM Morrison Supermarkets PLC (b)	$2,169,540
Food Products – 3.5%
127,149	Unilever PLC	4,266,554
Industrial Conglomerates – 0.1%
17,062	Cookson Group PLC	145,372
Insurance – 1.8%
760,522	Old Mutual PLC	1,476,680
227,246	Standard Life PLC	744,635
		2,221,315
Machinery – 0.9%
84,128	Charter International PLC	1,037,172
Metals & Mining – 4.0%
32,097	Anglo American PLC	1,330,022
67,080	BHP Billiton PLC	2,283,120
22,080	Rio Tinto PLC	1,345,962
		4,959,104
Oil, Gas & Consumable Fuels – 6.5%
302,677	BP PLC	1,975,581
	Royal Dutch Shell PLC, (b),
76,148	Class A	2,547,254
103,690	Class B	3,489,423
		8,012,258
Pharmaceuticals – 0.5%
25,592	GlaxoSmithKline PLC	544,838
Road & Rail – 1.1%
331,510	Stagecoach Group PLC	1,382,121
Tobacco – 2.5%
48,408	British American Tobacco PLC	2,153,751
27,934	Imperial Tobacco Group PLC	924,089
		3,077,840
Wireless Telecommunication Services – 3.3%
1,536,950	Vodafone Group PLC (b)	4,033,348
Total Common Stock (cost-$207,309,812)		120,702,112

PREFERRED STOCK – 0.4%

Germany – 0.4%
Media – 0.4%
23,486	ProSiebenSat.1 Media AG (cost-$782,459)	468,818

10	AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.11

AGIC International & Premium Strategy Fund Schedule of Investments

August 31, 2011 (unaudited) (continued)

Principal Amount (000s)			Value
Repurchase Agreements – 1.1%
$1,352		State Street Bank & Trust Co., dated 8/31/11, zero coupon, due 9/1/11, proceeds $1,352,000; collateralized by U.S. Treasury Notes, 2.375%, due 6/30/18, valued at $1,382,875 including accrued interest (cost-$1,352,000)	$1,352,000
Total Investments (cost-$209,444,271) (a) – 99.8%			122,522,930
Other assets less liabilities – 0.2%			253,558
Net Assets – 100%			$122,776,488

Notes to Schedule of Investments:
(a)

Securities with an aggregate value of $118,908,958, representing 96.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b)

All or partial amount segregated for the benefit of the counterparty as collateral for call options written. There were no open call options written transactions outstanding at August 31, 2011, however the Fund had securities segregated as collateral for any transactions in the future.

(c)	Non-income producing.

Glossary:
SDR	-	Swedish Depository Receipt

See accompanying Notes to Financial Statements. | 8.31.11 | AGIC International & Premium Strategy Fund Semi-Annual Report	11

AGIC International & Premium Strategy Fund
Statement of Assets and Liabilities

August 31, 2011 (unaudited)

Assets:
Investments, at value (cost-$209,444,271)	$122,522,930
Cash (including foreign currency at value, of $3,896 with a cost of $3,904)	5,287
Dividends and interest receivable (net of foreign withholdings taxes)	348,807
Tax reclaims receivable	90,461
Prepaid expenses	13,232
Total Assets	122,980,717

Liabilities:
Investment management fees payable	102,166
Accrued expenses	102,063
Total Liabilities	204,229
Net Assets	$122,776,488

Composition of Net Assets:
Common Shares:
Par value ($0.00001 per share, applicable to 9,980,138 shares issued and outstanding)	$100
Paid-in-capital in excess of par	214,217,696
Dividends in excess of net investment income	(4,411,098)
Accumulated net realized loss	(112,028)
Net unrealized depreciation of investments and foreign currency transactions	(86,918,182)
Net Assets	$122,776,488
Net Asset Value Per Share	$12.30

12	AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.11 | See accompanying Notes to Financial Statements.

AGIC International & Premium Strategy Fund
Statement of Operations

Six Months ended August 31, 2011 (unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $346,210)	$3,610,172
Interest and other income	1,038
Total Investment Income	3,611,210

Expenses:
Investment management fees	682,812
Custodian and accounting agent fees	93,595
Audit and tax services	31,951
Shareholder communications	30,157
Transfer agent fees	13,929
New York Stock Exchange listing fees	12,694
Trustees’ fees and expenses	8,154
Legal fees	7,562
Insurance expense	2,224
Miscellaneous	1,450
Total expenses	884,528

Net Investment Income	2,726,682

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	982,828
Foreign currency transactions	501
Net change in unrealized appreciation/depreciation of:
Investments	(19,017,561)
Foreign currency transactions	(9,805)
Net realized and change in unrealized loss on investments and foreign currency transactions	(18,044,037)
Net Decrease in Net Assets Resulting from Investment Operations	$(15,317,355)

See accompanying Notes to Financial Statements. | 8.31.11 | AGIC International & Premium Strategy Fund Semi-Annual Report 13

AGIC International & Premium Strategy Fund
Statement of Changes in Net Assets

	Six Months ended August 31, 2011 (unaudited)	Year ended February 28, 2011
Investment Operations:
Net investment income	$2,726,682	$2,512,921
Net realized gain on investments, call options written and foreign currency transactions	983,329	2,116,564
Net change in unrealized appreciation/depreciation of investments, call options written and foreign currency transactions	(19,027,366)	16,208,807
Net increase (decrease) in net assets resulting from investment operations	(15,317,355)	20,838,292

Dividends and Distributions to Shareholders from:
Net investment income	(7,095,927)	(3,542,468)
Net realized gains	(863,396)	(1,112,230)
Return of capital	–	(12,358,906)
Total dividends and distributions to shareholders	(7,959,323)	(17,013,604)

Common Share Transactions:
Reinvestment of dividends and distributions	419,738	1,449,577
Total increase (decrease) in net assets	(22,856,940)	5,274,265

Net Assets:
Beginning of period	$145,633,428	140,359,163
End of period (including dividends in excess of net investment income of $(4,411,098) and $(41,853), respectively)	$122,776,488	$145,633,428

Shares Issued in Reinvestment of Dividends and Distributions	30,977	105,141

14	AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.11 | See accompanying Notes to Financial Statements.

AGIC International & Premium Strategy Fund Notes to Financial Statements

August 31, 2011 (unaudited)

1. Organization and Significant Accounting Policies

AGIC International & Premium Strategy Fund (the “Fund”) was organized as a Massachusetts business trust on February 24, 2005. Prior to commencing operations on April 29, 2005, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s investment manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value per share of common shares authorized.

The Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. Under normal market conditions the Fund pursues its investment objective by investing in a diversified portfolio of equity securities of companies located outside of the United States. The Fund will also employ a strategy of writing (selling) call options primarily on equity indexes in an attempt to generate gains from option premiums. There is no guarantee that the Fund will meet its stated objective.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Fund management is evaluating the implications of this change.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively during interim or annual period beginning on or after December 15, 2011. Fund management is evaluating the implications of this change.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures approved by the Board of Trustees. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value

8.31.11 | AGIC International & Premium Strategy Fund Semi-Annual Report	15

AGIC International & Premium Strategy Fund Notes to Financial Statements

August 31, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Fund’s NAV is calculated. With respect to certain foreign securities, the Fund may fair-value securities using modeling tools provided by third-party vendors. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and these differences could be material to the Fund’s financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the six months ended August 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized the estimation of the price that would have prevailed in a liquid market for international equities given information available at the time of evaluation.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

16	AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.11

AGIC International & Premium Strategy Fund Notes to Financial Statements

August 31, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

A summary of the inputs used at August 31, 2011 in valuing the Fund’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 8/31/11
Investments in Securities – Assets
Common Stock:
France	$2,261,972	$5,360,411	–	$7,622,383
All Other	–	113,079,729	–	113,079,729
Preferred Stock	–	468,818	–	468,818
Repurchase Agreements	–	1,352,000	–	1,352,000
Total Investments	$2,261,972	$120,260,958	–	$122,522,930

There were no significant transfers between Levels 1 and 2 during the six months ended August 31, 2011.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended August 31, 2011, was as follows:

	Beginning Balance 2/28/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3*	Ending Balance 8/31/11
Investments in Securities – Assets
Common Stock:
Australia	$10,384,547	$3,671,822	$(4,636,363)	–	$223,338	$(1,273,994)	–	$(8,369,350)	$–

*Transferred out of Level 3 into Level 2 because sufficient observable inputs were available.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date that the Fund, using reasonable diligence, becomes aware of such dividends. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at August 31, 2011. The Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Fund declares quarterly dividends and distributions from net investment income and gains from option premiums and the sale of portfolio securities. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividend and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment.

8.31.11 | AGIC International & Premium Strategy Fund Semi-Annual Report	17

AGIC International & Premium Strategy Fund Notes to Financial Statements

August 31, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividend and/or distributions of paid-in capital in excess of par. At August 31, 2011, it is anticipated that the Fund will have a return of capital at fiscal year end.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments and call options written.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period-end exchange rates is reflected as a component of net unrealized appreciation (depreciation) of investments, call, options written, and foreign currency transactions. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

(g) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(h) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, foreign currency and credit risks.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

18	AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.11

AGIC International & Premium Strategy Fund Notes to Financial Statements

August 31, 2011 (unaudited)

2. Principal Risks (continued)

The Fund is subjected to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common and preferred stock, or equity-related investments, such as options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s Sub-Adviser, Allianz Global Investors Capital LLC (“AGIC” or the “Sub-Adviser”), seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Fund sometimes uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Option Transactions

The Fund writes (sells) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of its investment strategies.

When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written

8.31.11 | AGIC International & Premium Strategy Fund Semi-Annual Report	19

AGIC International & Premium Strategy Fund Notes to Financial Statements

August 31, 2011 (unaudited)

3. Financial Derivative Instruments (continued)

is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value. There were no open call options written transactions at August 31, 2011.

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets refer to the total assets of the Fund (including assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

Purchases and sales of investments, other than short-term securities for the six months ended August 31, 2011, were $20,542,254 and $23,802,433, respectively.

6. Income Tax Information

At August 31, 2011, the cost basis of portfolio securities for federal tax purposes was $209,593,378. Gross unrealized appreciation was $5,635; and gross unrealized depreciation was $87,076,083; and net unrealized depreciation was $87,070,448. The difference between book and tax cost basis was attributable to wash sales.

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multidistrict litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims. In April 2011, the MDL Court granted final approval of the settlement.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

8. Subsequent Events

On September 9, 2011, a dividend of $0.40 per share was declared to shareholders payable September 29, 2011 to shareholders of record on September 19, 2011.

20	AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.11

AGIC International & Premium Strategy Fund Financial Highlights

For a share outstanding througout each period:

	Six Months ended August 31, 2011		Year ended February 28,
	(unaudited)		2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.64		$14.26	$11.23	$21.75	$28.52	$27.35
Investment Operations:
Net investment income	0.27		0.26	0.31	0.48	0.49	0.33
Net realized and change in unrealized gain (loss) on investments, call options written and foreign currency transactions	(1.81)		1.84	4.56	(8.93)	(1.48)	4.77
Total from investment operations	(1.54)		2.10	4.87	(8.45)	(0.99)	5.10
Dividends and Distributions to Shareholders from:
Net investment income	(0.71)		(0.36)	(0.31)	(0.46)	(0.48)	(1.11)
Net realized gains	(0.09)		(0.11)	(0.62)	(1.61)	(5.29)	(2.82)
Return of capital	–		(1.25)	(0.91)	–	(0.01)	–
Total dividends and distributions to shareholders	(0.80)		(1.72)	(1.84)	(2.07)	(5.78)	(3.93)
Common Share Transactions:
Net asset value, end of period	$12.30		$14.64	$14.26	$11.23	$21.75	$28.52
Market price, end of period	$11.97		$14.61	$14.89	$9.48	$20.81	$30.45
Total Investment Return (1)	(13.23)%		10.91%	80.96%	(48.14)%	(14.25)%	42.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$122,776		$145,633	$140,359	$109,823	$212,627	$277,930
Ratio of expenses to average net assets (2)	1.30	%(3)	1.27%	1.32%	1.32%	1.25%	1.22%
Ratio of net investment income to average net assets	3.99	%(3)	1.84%	2.11%	2.70%	1.78%	1.12%
Portfolio turnover	15%		47%	36%	152%	179%	203%

(1)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each period reported. Income dividends, capital gains and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one period is not annualized.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See Note 1(h) in Notes to Financial Statements).
(3)	Annualized.

See accompanying Notes to Financial Statements. | 8.31.11 | AGIC International & Premium Strategy Fund Semi-Annual Report	21

Annual Shareholder
Meeting Results/Changes
to the Board of Trustees/
Proxy Voting Policies &
AGIC International & Premium Strategy Fund	Procedures (unaudited)

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on July 20, 2011. Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Election of Bradford K. Gallagher – Class II to serve until 2013	8,881,347	271,719
Election of Deborah A. Zoullas – Class II to serve until 2013	8,882,748	270,318
Re-election of Alan Rappaport – Class III to serve until 2014	8,790,405	362,661
Re-election of John C. Maney† – Class III to serve until 2014	8,885,304	267,762

The other members of the Board of Trustees at the time of the meeting, namely Messrs Paul Belica, James A. Jacobson, Hans W. Kertess and William B. Ogden, IV continued to serve as Trustees of the Fund.

†  Interested Trustee

Changes to the Board of Trustees:

Effective March 7, 2011, the Fund’s Board of Trustees appointed Deborah A. Zoullas as a Class II Trustee to serve until 2011.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov

22	AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.11

Matters Relating
to the Trustees’ Considerations
of the Investment Management &
Portfolio Management
AGIC International & Premium Strategy Fund	Agreements (unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”). The Trustees met in person on June 14-15, 2011 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2011.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Morningstar Associates LLC (“Morningstar”) on the net return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Morningstar and the performance of an applicable benchmark index, (ii) information provided by Morningstar on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Morningstar, (iii) information regarding the investment performance and management fees of any comparable portfolios of other clients of the Sub-Adviser, including institutional separate accounts and other clients, (iv) the estimated profitability to the Investment Manager and the Sub-Adviser from their relationship with the Fund for the one year period ended March 31, 2011, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Funds. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational

8.31.11 | AGIC International & Premium Strategy Fund Semi-Annual Report 23

Matters Relating
to the Trustees’ Considerations
of the Investment Management &
Portfolio Management
AGIC International & Premium Strategy Fund	Agreements (unaudited) (continued)

stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its respective investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Morningstar, the Trustees also reviewed the Fund’s net return investment performance as well as the performance of comparable funds identified by Morningstar. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and its net expense ratio as a percentage of average net assets attributable to common shares and the management fee and net expense ratios of comparable funds identified by Morningstar.

The Trustees specifically took note of how the Fund compared to its Morningstar peers as to performance, management fee expense and total net expenses. The Trustees noted that while the Fund is not charged a separate administration fee, it was not clear whether the peer funds in the Morningstar categories were separately charged such a fee by their investment managers, so that the total net expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total net expense ratio reflects the effect of expense waivers/reimbursements (although none exist for the Fund) and does not reflect interest expense.

The Trustees noted that the expense group for the Fund provided by Morningstar consisted of a total of eleven closed-end funds, including the Fund. The Trustees also noted that average net assets of the common shares of the funds in the peer group ranged from $83.33 million to $1,133.07 million, and that five of the funds are larger in asset size than the Fund. The Trustees also noted that the Fund was ranked fifth of eleven funds in the expense peer group for total net expense ratio based on common share assets and fifth out of eleven funds in the expense peer group for the total net expense ratio based on common share and leveraged assets combined and fourth out of ten funds in actual management fees (with funds ranked first having the lowest fees/expenses and ranked tenth having the highest fees/expenses in the peer group).

With respect to Fund performance (based on net asset value), the Trustees also noted that the Fund underperformed its benchmark and was ranked fifth out of eleven funds for the one-year period ended February 28, 2011. The Trustees noted that the Fund outperformed its benchmark and was ranked seventh out of eleven funds for the three-year period and underperformed its benchmark and was ranked fourth out of four funds for the five-year period ended February 28, 2011.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of the Fund’s common shares and related share price premium and/or discount information based on the materials provided by Morningstar and management.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Funds. Regarding the institutional separate accounts, they noted that the management fees paid by the Fund are generally higher than the fees paid by these clients of the Sub-Adviser, but noted management’s view that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Fund is also relatively higher, due in part to the more extensive regulatory regime to which the Fund is subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Fund is generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Fund, such as efforts to meet a regular dividend level.

24 AGIC International & Premium Strategy Fund Semi-Annual Report | 8.31.11

Matters Relating
to the Trustees’ Considerations
of the Investment Management &
Portfolio Management
AGIC International & Premium Strategy Fund	Agreements (unaudited) (continued)

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability of the Investment Manager and the Sub-Adviser from their relationship with the Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as closed-end investment companies, the Funds do not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

8.31.11 | AGIC International & Premium Strategy Fund Semi-Annual Report 25

Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Bradford K. Gallagher	Treasurer, Principal Financial & Accounting Officer
James A. Jacobson	Thomas J. Fuccillo
John C. Maney	Vice President, Secretary & Chief Legal Officer
William B. Ogden, IV	Scott Whisten
Alan Rappaport	Assistant Treasurer
Deborah A. Zoullas	Richard J. Cochran
Assistant Treasurer
Orhan Dzemaili
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1633 Broadway
New York, NY 10019

Sub-Adviser

Allianz Global Investors Capital LLC
600 West Broadway, 30th Floor
San Diego, CA 92101

Custodian & Accounting Agent

State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AGIC International & Premium Strategy Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its shares in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go www.allianzinvestors.com/edelivery.

AZ604SA_083111

AGI-2011-08-26-1618

ITEM 2. CODE OF ETHICS

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing

ITEM 6. INVESTMENTS

(a)         The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)        Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AGIC International & Premium Strategy Fund

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	October 27, 2011

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	October 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	October 27, 2011

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	October 27, 2011